                                                                  EXHIBIT 10.15
                                                                  -------------

                                 ASSET PUT AND
                         REGISTRATION RIGHTS AGREEMENT

     This Asset Put and Registration Rights Agreement (this "Agreement") is
                                                             ---------
entered into as of this 15th day of October, 1996 by and among Reading Entertainment, Inc., a Delaware corporation ("Reading Entertainment"), Citadel
                                              ---------------------
Holding Corporation, a Delaware corporation ("Citadel"), and Citadel Acquisition
                                              -------
Corp., Inc., a Delaware corporation ("CAC"), with reference to the following:
                                      ---

     A. The parties to this Agreement are also parties to an Exchange Agreement dated as of Septemer 4, 1996 (the "Exchange Agreement") pursuant to which CAC is
                                   ------------------
purchasing 70,000 shares (the "Preferred Shares") of Reading Entertainment's
                               ----------------
Series A Voting Cumulative Convertible Preferred Stock, stated value $100 per share (the "Series A Preferred Stock"), for an aggregate cash purchase price of
            ------------------------
$7,000,000.

     B. As conditions to CAC's purchase of the Preferred Shares, Reading Entertainment has agreed that (i) Citadel shall have an option to exchange all or substantially all of its assets (other than Excluded Assets as defined below) for shares (the "Exchange Shares") of Reading Entertainment's Common Stock,
                 ---------------
$0.001 par value (the "Common Stock"), and (ii) Reading Entertainment will under
                       ------------
certain circumstances register under the Securities Act of 1933, as amended (the "Act"), the Exchange Shares and any shares of Common Stock, received upon
 ---
conversion of the Preferred Shares (the "Conversion Shares"), all in accordance
                                         -----------------
with and subject to the terms of this Agreement.

     NOW, THEREFORE, in consideration of the foregoing and the agreements set forth herein, the parties hereto agree as follows:

                                  ARTICLE ONE

                                   ASSET PUT
     1.1  Asset Put.
          ---------
          (a) Commencing on the date hereof, Citadel shall have the right, by giving written notice to Reading Entertainment prior to 11:59 p.m. on the thirtieth (30th) day following the date on which Reading Entertainment files its Annual Report on Form 10-K for the fiscal year ended December 31, 1999 (the "Exchange Notice"), to exchange (the "Asset Put") all or substantially all of
 ---------------
its assets (other than the Excluded Assets as defined below), together with any debt encumbering or related to such assets, including without limitation, mortgages and leases (collectively, the "Citadel Assets"), for such number of
                                         --------------
shares of Common Stock as are determined with reference to the Citadel Asset Valuation and the Common Stock Value, as described below. The term "Excluded
                                                                    --------
Assets" shall mean (i) all Preferred Shares and Conversion Shares (or all shares
------
of capital stock of CAC, if the sole assets of CAC are Excluded Assets), (ii) such cash and/or marketable securities as a special committee comprised of the independent directors of the Board of Directors of Citadel may reasonably determine are necessary in order to maintain an appropriate level of liquidity for Citadel and its subsidiaries, (iii) any assets that, in the reasonable opinion of the Board of Directors of Reading Entertainment, are subject to liabilities (including, without limitation, contingent or environmental liabilities) reasonably likely to be in excess of the fair market value of such assets, (iv) After Acquired Assets (as defined below) to the extent the After Acquired Assets Value (as defined in Section 1.2) exceeds $5,000,000 and (v) assets to the extent the Citadel Asset Valuation (as defined in Section 1.2) exceeds $30,000,000. "After Acquired Assets" shall mean any assets other than
                      ---------------------
cash and assets owned by Citadel or its subsidiaries on the date hereof and cash proceeds of the sale thereof. If any assets are excluded by reason of clause
(iv) or (v), Reading Entertainment shall determine
in good faith which assets shall be Excluded Assets on such basis.  Subject to
Section 1.1(e), the Asset Put shall be consummated (the "Closing") on the tenth business day following the Determination Date (as defined below), or such later date as the parties may agree, at the executive offices of Citadel at 10:00 a.m. local time (the "Closing Date"). At the Closing, Citadel shall deliver such
                 ------------
stock powers, assignments, bills of sale, deeds, consents, cash by wire transfer and other instruments of transfer and conveyance as shall be necessary, within the reasonable requirements of Reading Entertainment, to transfer the Citadel Assets to Reading Entertainment and, subject to Section 1.1(c), Reading Entertainment shall deliver to Citadel the Exchange Shares, together with such assumption agreements, acknowledgments and other documents as shall be necessary, within the reasonable requirements of Citadel, to transfer and assign the Citadel Assets to Reading Entertainment and for Reading Entertainment to assume any and all debt encumbering the Citadel Assets.

     (b) Subject to Sections 1.1(c) and 1.3, the aggregate number of Exchange Shares to be delivered to Citadel at the Closing shall be determined by dividing the Citadel Asset Valuation by the Common Stock Value, rounded to the nearest whole number of shares.

     (c) In the event the issuance to Citadel, upon Citadel's exercise of the Asset Put, of the number of shares of Common Stock determined pursuant to
Section 1.1(b) would result in an "owner shift" (as defined in Section 382 of the Internal Revenue Code, as amended (the "Code")) of Reading Entertainment
                                            ----
which, when added to all other "owner shifts" that have occurred during the "testing period," would result in aggregate "owner shifts" that count against the 50 percentage point limit (under Section 382(g) of the Code) in excess of 45 percentage points (the "Owner Shift Threshold"), Reading Entertainment shall
                        ---------------------
issue to Citadel the maximum number of shares of Common Stock which would not result in the crossing of such Owner Shift Threshold. Reading Entertainment may elect not to issue the shares of Common Stock (the "Excess Shares") which would
                                                    -------------
exceed the number of shares determined by the preceding sentence. In such case, Reading Entertainment shall either: (i) issue to Citadel debt securities (the

"Debt Securities") in an aggregate principal amount equal to the number of
 ---------------
Excess Shares multiplied by the average of the closing sales prices of Common Stock on the Nasdaq National Market (or, if that shall not be the principal market on which the Common Stock shall be trading or quoted, then on such principal market)(the "Closing Price") for the thirty (30) consecutive trading
                       -------------
days in which trading of the Common Stock occurs immediately preceding the Closing Date (the "Excess Share Value") or (ii) pay to Citadel cash, in
                   ------------------
immediately available funds, in an amount equal to the Excess Shares Value (the "Cash Portion"). The economic terms of the Debt Securities, if any, shall be determined by an investment banking firm which shall be independent of Citadel and Reading (the "Independent Investment Banker"), and which shall be chosen by
                  -----------------------------
Reading Entertainment, subject to Citadel's consent (not to be unreasonably withheld). All fees and expenses of, and any other charges incurred by the Independent Investment Banker shall be borne by Reading Entertainment. The form and terms of the Debt Securities shall be as otherwise agreed by Reading Entertainment and Citadel in good faith.

     (d) As promptly as practicable after receipt of the Exchange Notice, Reading Entertainment shall notify Citadel whether Reading Entertainment anticipates issuing to Citadel any Debt Securities and, if so, the aggregate principal amount of Debt Securities Reading Entertainment estimates it will issue (provided, that an inaccuracy in such estimate shall not limit Reading Entertainment's right to issue the full amount of Debt Securities permitted to be issued pursuant to Section 1.1(c)). If, within ninety (90) days from the date of such notice, Citadel notifies Reading Entertainment of Citadel's bona fide intention to sell all, but not less than all, the Debt Securities, if requested by Citadel in such notice, Reading Entertainment shall take all reasonable actions to assist Citadel in the sale of all or any portion of the Debt Securities to a third party or parties and shall, upon consummation of such sale: (i) reimburse Citadel for all out-of-pocket expenses incurred by Citadel in connection with the issuance of the Debt Securities and the negotiation and consummation of such sale, including, without limitation, reasonable fees and expenses of legal counsel, accountants, financial advisors, brokers and investment bankers and

(ii) pay to Citadel in cash by wire transfer in immediately available funds, the amount by which the net proceeds received by Citadel (without duplication of amounts reimbursed under clause (i) above) from the sale of the Debt Securities is less than the Excess Shares Value.

       (e) In the event Citadel's legal counsel advises Citadel that the exercise of the Asset Put and consummation of the transactions contemplated thereby will require the approval of Citadel's stockholders:

           (i) Within thirty (30) calendar days of the date of the Exchange Notice, Citadel shall prepare and file with the Securities and Exchange Commission (the "SEC") a proxy statement and related proxy material meeting
                     ---
    the requirements of Regulation 14A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to be mailed to stockholders in connection
                     ------------
    with a meeting of the Citadel stockholders (the "Proxy Statement") or as
                                                     ---------------
    soon as practicable thereafter, and use its commercially reasonable efforts to clear such materials with the SEC and mail such materials to the Citadel stockholders within sixty (60) calendar days of originally filing such materials with the SEC, or as soon as practicable thereafter. In such event, Citadel covenants that the Proxy Statement at the time of mailing to the Citadel stockholders and at the time of the meeting of stockholders held to approve the consummation of the Asset Put (the "Meeting") will not contain
                                                    -------
    any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading (other than statements or omissions therein supplied by Reading Entertainment in writing for use therein) and the Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act.

           (ii) Reading Entertainment shall furnish in writing for inclusion in the Proxy Statement such information as may be reasonably necessary to comply with the provisions of the Exchange Act and the rules and regulations thereunder and shall have been requested in writing by Citadel.

           (iii) As an additional condition to Citadel's obligation to consummate the Asset Put, Citadel may elect to receive at Citadel's expense, on or prior to the mailing date of the Proxy Statement, an opinion, reasonably satisfactory to Citadel, from a financial advisor selected by Citadel that the consummation of the Asset Put is fair from a financial point of view to Citadel and such opinion shall not have been withdrawn or modified in a manner which is not reasonably satisfactory to Citadel.

           (iv) Reading Entertainment and Craig Corporation, a Delaware corporation ("Craig"), agree that any Citadel voting securities which it, or
                  -----
    any of their respective subsidiaries or affiliates, may hold on the record date of any such meeting will be voted to approve the exercise and Closing of the Asset Put.

           (v) The Closing shall take place on or before the fifth business day next following the Meeting. If, at any time prior to the Closing Date, it shall be necessary to amend or supplement the Proxy Statement to correct any statement or omission with respect to Citadel, CAC or Reading Entertainment in order to comply with any applicable legal requirements, the appropriate party shall supply in writing the necessary information to Citadel and Citadel shall amend or supplement the Proxy Statement to the extent necessary to comply with applicable legal requirements.

       (f) The risk of loss or damage by fire or other casualty or cause to the Citadel Assets until the Closing shall be upon Citadel. In the event of loss or damage to a material amount of any

Citadel Assets following Citadel's delivery of the Exchange Notice and prior to the Closing, Citadel shall promptly notify Reading Entertainment in writing of such event describing with such particularity as is possible the extent of such loss or damage and the extent to which such loss or damage may be covered by any insurance policy of Citadel. Within ten (10) days after receipt of written notice from Citadel of such loss or damage, Reading Entertainment shall, at its option, either (i) have Citadel assign to Reading Entertainment at the Closing all insurance proceeds to which Citadel would be entitled as a result of such loss or damage or (ii) exclude such assets from the Citadel Assets; provided that Reading Entertainment shall have no right to exclude such assets under this
Section 1.1(f) if Citadel promptly repairs the damaged asset substantially to its previous condition. If any assets are substituted or excluded pursuant to this Section 1.1(f), the Citadel Asset Valuation shall be adjusted accordingly.

     1.2  Citadel Asset Valuation.
          -----------------------

        (a)  (i) The Exchange Notice shall set forth the name and address of a qualified Member of Appraisal Institute ("MAI") real estate appraiser to appraise the value of real estate assets which are part of the Citadel Assets (the "Real Estate Assets") and a qualified appraiser to appraise the
                  ------------------
     value of the non-real estate assets, if any, which are part of the Citadel Assets (the "Non-Real Estate Assets"), each appraiser chosen by Citadel
                  ----------------------
     (the "Citadel Appraisers") (such aggregate value being referred to as the
           ------------------
     "Citadel Asset Valuation"). Within fifteen (15) business days of the date
      -----------------------
     of the Exchange Notice, Reading Entertainment shall give Citadel notice of the names and addresses of a qualified MAI real estate appraiser to appraise the value of the Real Estate Assets and a qualified appraiser to appraise the value of the Non-Real Estate Assets, each chosen by Reading Entertainment (the "Reading Entertainment Appraisers"). Each of the Citadel
                         --------------------------------
     Appraisers and Reading Entertainment Appraisers (collectively, the "Appraisers") shall value the Citadel Assets to be appraised by them as of
      ----------
     the date the last of the Appraisers is retained (the "Valuation Date"). The
                                                           --------------
     Appraisers shall be requested to separately appraise any After Acquired Assets. The Appraisers, in appraising any Citadel Assets, shall take into account any liabilities (including, without limitation, contingent or environmental liabilities) relating to or encumbering such Citadel Assets and the "value" thereof shall be determined net of any such liabilities which will encumber the Citadel Assets following the Closing. Any mortgage debt relating to any asset shall be deemed to be a liability equal to its outstanding principal amount as of the Valuation Date, which amount shall be deducted (without duplication) from the value otherwise attributable to such asset, unless such debt is repaid by Citadel at or prior to the Closing.

             (ii) Within thirty (30) days of the date of the Exchange Notice, Citadel and Reading Entertainment shall cause the Citadel and the Reading Entertainment Appraisers, respectively, to deliver to both Reading Entertainment and Citadel their respective appraisal reports setting forth the value of the Citadel Assets appraised by them. Thereafter, Reading Entertainment and Citadel agree to use their best efforts to agree on the Citadel Asset Valuation and the value of the After Acquired Assets (such value of the After Acquired Assets being the "After Acquired Asset Valuation;" the excess of the Citadel Asset Valuation over the After
                                                                    -----
     Acquired Asset Valuation is hereinafter referred to as the "Existing Asset
     ------------------------                                    --------------
     Valuation"). If an agreement on both valuations can be reached within five
     ---------
     (5) business days of the latest to be delivered of the Appraisers' reports, those valuations shall be the Citadel Asset Valuation and After Acquired Asset Valuation. If no agreement on either or both such matters can be reached within such five (5) business day period, the parties shall select and jointly engage, a third set of appraisers (the "Third Appraisers") who
                                                         ----------------
     shall be directed, as promptly as practicable, to value the Citadel Assets as of the Valuation Date and shall affirm the valuation of either the Reading Entertainment Appraisers or the Citadel Appraisers. Such determination by the Third Appraisers shall be binding upon Citadel and Reading Entertainment and the valuations affirmed by the Third Appraisers shall be the Citadel Asset Valuation and After Acquired Asset Valuation. The date when the Citadel Asset

     Valuation and After Acquired Asset Valuation are determined as provided above shall be the "Determination Date."
                         ------------------

          (iii) If required by either Citadel or Reading Entertainment, the parties shall request the Appraisers to update their procedures, as set forth above, to a date not later than forty-five (45) days prior to the anticipated Closing Date, which date shall thereupon become the Valuation Date. Upon delivery of such reports, Citadel and Reading Entertainment shall, to the extent necessary as a result of any difference in such reports from the original reports of the Appraisers, repeat the procedures set forth in Section 1.2(a)(ii), and the dates and valuations, determined by such repeated procedures, shall be substituted for the dates and valuations as originally determined.

          (iv) With respect to the liabilities encumbering or relating to the Citadel Assets which require the consent of the other party for the assignment of such liabilities to Reading Entertainment, at or prior to the Closing, Citadel and Reading Entertainment shall cooperate with each other to obtain any such consent. In the event any such consent cannot be obtained, Reading Entertainment shall, at its own expense, refinance any or all of such debt to permit the transfer of such assets to Reading Entertainment.

          (v) Citadel shall be entitled to all income earned or accrued and shall be responsible for all liabilities and obligations incurred or payable in connection with the Citadel Assets through the close of business on the Closing Date and Reading Entertainment shall be entitled to all income earned or accrued and shall be responsible for all assumed liabilities incurred or payable in connection with the Citadel Assets after the close of business on the Closing Date. At the Closing, all assumed liabilities, accrued but unpaid expenses (including accrued interest) and prepaid expenses relating to the Citadel Assets shall be apportioned between Reading Entertainment and Citadel in accordance with generally accepted accounting principles ("GAAP") as of the close of business on the
                                      ----
     Closing Date and the Citadel Asset Valuation shall be adjusted accordingly. The Citadel Asset Valuation shall also be adjusted for changes in the principal amount of any indebtedness to be assumed by Reading Entertainment between the Valuation Date and the Closing Date; provided however, that in the event Reading Entertainment refinances any such debt at the Closing, the Citadel Asset Valuation shall be determined immediately prior to the repayment or refinance of such debt. At or prior to the Closing, the parties will prepare a preliminary closing statement which shall set forth the final Citadel Asset Valuation and specify on a preliminary basis all adjustments to the Citadel Asset Valuation between the Valuation Date and the Closing Date. Promptly following the Closing, the parties will finalize such closing statement, making such adjustments as may be appropriate.

          (b) If the parties are unable to agree upon the Third Appraisers within the time periods set forth above, either Reading Entertainment or Citadel, by giving seven (7) days written notice to the other, may apply to the American Arbitration Association for the purpose of selecting the Third Appraisers and the parties agree that the decision of the American Arbitration Association selecting the Third Appraisers shall be final and binding.

          (c) Citadel and Reading Entertainment shall each be responsible for the fees and expenses of its own Appraisers. The fees and expenses of the Third Appraisers, if required, shall be paid by the party whose valuation is rejected and not affirmed by the Third Appraisers.

          (d) The Citadel Assets shall be valued at their fair market value as the assets are then constituted, assuming a willing buyer and a willing seller dealing at arms-length and unaffiliated with the other.

          (e) All Real Estate Assets may be transferred to Reading Entertainment subject to all debt encumbering or related to such assets, which shall, in such event, be taken into consideration in connection with the valuation of the Real Estate Assets.

          (f) Citadel shall pay and be responsible for any transfer taxes or fees or prepayment penalties payable as a result of the transfer of the Citadel Assets. Reading Entertainment shall reimburse Citadel at the Closing or credit Citadel in computing the Citadel Asset Valuation for the amount of any liability incurred by Citadel for assumption fees relating to the assumption of any debt encumbering the Citadel Assets.

     1.3  Common Stock Valuation.
          ----------------------

          (a) Subject to Section 1.3(b), the "Common Stock Value" shall be
                                              ------------------
calculated as follows:

              (i) The Common Stock Value with respect to the first $20,000,000 of Existing Assets Valuation shall be (A) $11.75 per share if the Exchange Notice is given on or before October 31, 1997 or (B) $12.25 per share if the Exchange Notice is after October 31, 1997.

             (ii) The Common Stock Value with respect to the excess of the Existing Assets Valuation over $20,000,000, and with respect to the After Acquired Asset Valuation up to $5,000,000, shall be the average of the Closing Prices for the thirty (30) consecutive trading days in which trading of Common Stock occurs immediately preceding the Closing Date (the "FMV Value")
      ---------

            (iii) Unless Reading Entertainment shall consent, Citadel shall not be entitled to exchange After Acquired Assets to the extent the After Acquired Asset Valuation is in excess of $5,000,000.

             (iv) Unless Reading Entertainment shall consent, Citadel shall not be entitled to exchange Citadel Assets to the extent the Citadel Asset Valuation exceeds $30,000,000.

          (b) In the event the average of the Closing Price over any sixty (60) consecutive calendar days exceeds 130% of the Common Stock Value then in effect under Section 1.3(a)(i), Reading Entertainment may, at its option, give Citadel notice of such event. If Citadel does not deliver the Exchange Notice within 120 days of such notice, the Common Stock Value for all purposes shall then be the FMV Value.

     1.4  Conditions to Asset Put Closing.
          -------------------------------

          (a) The obligation of Citadel to convey the Citadel Assets to Reading Entertainment as provided in Section 1.1 of this Agreement is subject to the fulfillment, on or before the Closing Date, of each of the following conditions (unless waived by the written consent of Citadel):

              (i) Reading Entertainment shall deliver to Citadel a stock certificate representing the Exchange Shares and such shares shall be validly issued, fully paid and non-assessable, not subject to any preemptive or similar right (other than as set forth in Reading Entertainment's Certificate of Incorporation), and free and clear of any adverse claims whatsoever;

             (ii) Reading Entertainment shall deliver to Citadel certificates representing the Debt Securities, if any, and the Debt Securities, when delivered and paid for in accordance with the Agreement, will be legal, valid and binding obligations of Reading Entertainment, enforceable in accordance with their terms, and free and clear of any liens, charges or other encumbrances;

              (iii) Reading Entertainment shall deliver to Citadel the Cash Portion, if any;

               (iv) Reading Entertainment shall deliver to Citadel such assumption agreements, acknowledgments and other documents as Citadel may reasonably request, in such form as shall be reasonably satisfactory to Citadel, to transfer the Citadel Assets to Reading Entertainment and for Reading Entertainment to assume the debt encumbering the Citadel Assets, including without limitation, any currently existing mortgages and then existing leases;

              (v) The representations and warranties of Reading Entertainment contained in Article Three shall be true in all material respects at and as of the date hereof and as of the Closing Date as if made at and as of the Closing Date and as if made with respect to the issuance of the Exchange Shares and Debt Securities, if any, except for any changes therein which
     (x) have been disclosed by Reading Entertainment in reports or statements filed by it under the Exchange Act, prior to the date of the Exchange Notice or (y) have otherwise been disclosed by Reading Entertainment to Citadel and, in the case of this clause (y), are reasonably acceptable to Citadel; Reading Entertainment shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by this Article One to be performed or complied with prior to or at the Closing Date; and Reading Entertainment shall have delivered to Citadel a certificate dated the Closing Date and signed by its President or Chief Financial Officer to the effect set forth in this subparagraph;

              (vi) There shall not be in effect (x) any order or decision of a court of competent jurisdiction or governmental agency or authority or (y) any action or proceeding commenced by or before any court, governmental agency or authority or threatened by any governmental agency or authority that enjoins, restrains or prohibits or seeks to enjoin, restrain or prohibit the consummation of the transactions provided in Section 1.1 of this Agreement;

              (vii) All consents to the assignment of any contracts to be assigned to Reading Entertainment requiring the consent of the other party thereto shall have been obtained pursuant to written instruments satisfactory to Citadel or waived by Reading Entertainment; and

              (viii) If required, the consummation of the Asset Put shall have been validly adopted at the Meeting by the affirmative vote of the holders of at least a majority of the votes cast by the Citadel stockholders entitled to vote on the matter, and the Meeting shall have been duly called with a quorum present.

          (b) The obligation of Reading Entertainment to issue the Exchange Shares and Debt Securities, if any, to Citadel as provided in Section 1.1 of this Agreement is subject to the fulfillment, on or before the Closing Date, of each of the following conditions (unless waived by the written consent of Reading Entertainment):

              (i) Citadel shall deliver to Reading Entertainment such stock powers, assignments, bills of sale, deeds, title insurance policies, consents, cash by wire transfer and other instruments of transfer and conveyance as Reading Entertainment may reasonably request, in such form as shall be reasonably satisfactory to Reading Entertainment;

              (ii) The representations and warranties of Citadel contained in Article Three shall be true in all material respects at and as of the date hereof and as of the Closing Date as if made at and as of the Closing Date; Citadel shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by this Article One to be performed or complied with by Citadel prior to or on the Closing Date; and Citadel shall have delivered to Reading Entertainment a certificate dated the Closing Date and signed by its President or its Chief Financial Officer to the effect set forth in this subparagraph;

            (iii) There shall not be in effect (x) any order or decision of a court of competent jurisdiction or governmental agency or authority or (y) any action or proceeding commenced by or before any court, governmental agency or authority or threatened by any governmental agency or authority that enjoins, restrains or prohibits or seeks to enjoin, restrain or prohibit the consummation of the transactions provided in Section 1.1 of this Agreement;

             (iv) All consents to the assignment of any contracts to be assigned to Reading Entertainment requiring the consent of the other party thereto shall have been obtained pursuant to written instruments satisfactory to Reading Entertainment or waived by Citadel;

              (v) Citadel shall have made such filing with, and obtained such consents of, such governmental agencies as shall be required to be made or obtained by Citadel to effect the transfer of the Citadel Assets to Reading Entertainment; and

             (vi) All title insurance policies on the Real Estate Assets, as Reading Entertainment shall reasonably determine as necessary (and which shall be obtained at Reading Entertainment's expense), shall not be subject to any encumbrances other than encumbrances disclosed to and taken into account by the Appraisers in determining the Citadel Asset Valuation.

       (c) (i) In the event Citadel's acquisition of the Exchange Shares and Debt Securities, if any, shall be in connection with a plan of distribution of such Exchange Shares and Debt Securities to Citadel's stockholders or the reorganization, restructuring, recapitalization, liquidation, dissolution or winding up of Citadel, Reading Entertainment shall, at its own expense, prepare a registration statement, information statement or other documents and take such actions covering or otherwise relating to the Exchange Shares and Debt Securities, if any, as may be required under the Act and any other applicable state or federal securities law for Citadel to consummate such plan of distribution, reorganization, restructuring, recapitalization, liquidation, dissolution or winding up.

              (ii) In the event Citadel's acquisition of the Exchange Shares and Debt Securities, if any, are not in connection with such a plan, reorganization, restructuring, recapitalization, liquidation, dissolution or winding up, Citadel shall deliver an investment representation by Citadel with respect to the Exchange Shares and Debt Securities, if any, in form and substance equivalent to the investment representation made by CAC with respect to the Series A Preferred Stock set forth in Section 5.7 of the Exchange Agreement.

                                  ARTICLE TWO

                              REGISTRATION RIGHTS

     2.1  Definitions.  For purposes of this Article Two only, the following
          -----------
definitions shall apply.

          (a) The terms "register," "registered," and "registration" refer to a
                         --------    ----------        ------------
registration effected by preparing and filing a registration statement in compliance with the Act and the declaration or ordering of effectiveness of such registration statement by the SEC.

          (b) The term "Registrable Securities" refers to the Conversion Shares and the Exchange Shares owned by (or issuable upon conversion of shares of Series A Preferred Stock owned by) the Holders, except that the Conversion Shares and the Exchange Shares shall cease to be Registrable Securities at the earliest date when (i) a registration statement with respect to the sale of such shares has become effective under the Act and the shares have been disposed of in accordance with such registration statement; (ii) such shares may be sold to the public pursuant to paragraph (k) of Rule 144 under the Act ("Rule 144") or
                                                                 --------
any successor provision; (iii) such shares shall have been transferred (under Rule 144 or otherwise), new certificates for the shares not bearing a legend restricting further transfer (other than as provided in Reading Entertainment's Certificate of Incorporation) shall have been delivered by Reading Entertainment and subsequent disposition of the shares does not require registration or qualification under the Act or state law then in force in the opinion of legal counsel for Reading Entertainment; or (iv) such shares cease to be outstanding.

          (c) The term "Holder" means a holder of record of Registrable
                        ------
Securities on the books and records of Reading Entertainment which is either CAC, Citadel (if it exercises the Asset Put), or an assignee of a Holder who succeeds to the rights as a Holder in accordance with Section 2.9 hereof.

          (d) The number of shares of "Registrable Securities then outstanding"
                                       ---------------------------------------
shall be determined by the number of shares of Common Stock which are Registrable Securities and the number of shares of Common Stock issuable pursuant to then convertible securities which are convertible into Registrable Securities.

     2.2  Request for Registration.
          ------------------------

          (a) Subject to Sections 2.2(b) and 2.2(c), if Reading Entertainment shall receive a written request (specifying that it is being made pursuant to this Article Three), from Holders of a majority of the Registrable Securities then outstanding, that Reading Entertainment file a registration statement under the Act, or a similar document pursuant to any other statute then in effect corresponding to the Act, covering the registration of at least a majority of the Registrable Securities then outstanding, then Reading Entertainment shall, within ten (10) business days of the receipt thereof, give written notice of such request to all Holders at their respective addresses and shall file as soon as practicable, and in any event within sixty (60) days of the receipt of such request, a registration statement under the Act covering all Registrable Securities which the Holders request to be registered within 30 days of the mailing of such notice to all Holders.

          (b) Notwithstanding the foregoing, (i) Reading Entertainment shall not be obligated to effect a registration pursuant to this Section 2.2 during the period starting with the date 60 days prior to Reading Entertainment's estimated date of filing of, and ending on a date six months following the effective date of, a registration statement pertaining to an underwritten public offering of securities for the account of Reading Entertainment, provided that Reading Entertainment is actively employing in good faith all reasonable efforts to cause such registration statement to become effective and that Reading Entertainment's estimate of the date of filing such registration statement is made in good faith; (ii) if Reading Entertainment shall furnish to the Holders initiating the registration request hereunder (the "Initiating Holders") a
                                                    ------------------
certificate signed by the President of Reading Entertainment stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to Reading Entertainment or its shareholders for a registration statement to be filed in the near future, then Reading Entertainment's obligation to file a registration statement shall be deferred for a period not to exceed six months; provided, however, that Reading Entertainment may furnish such a certificate to the Initiating Holders only once in any one-year time period, and (iii) if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof in proportion to the amount of Registrable Securities owned by each Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

          (c) Reading Entertainment shall be obligated to effect only two registrations pursuant to this Section 2.2, provided however, that if the Holders who demand registration under this Section 2.2 are unable to register at least ninety percent (90%) of the Registrable Securities requested to be included in such registration, then the number of registrations which Reading Entertainment shall be obligated to effect under this Section 2.2 shall be increased by one.

     2.3  "Piggyback" Registration.
           -----------------------

          (a) Subject to Section 2.3(b), if at any time Reading Entertainment determines to register (including for this purpose a registration effected by Reading Entertainment for stockholders other than the Holders) any shares of Common Stock under the Act in connection with the public offering of such securities solely for cash on an SEC Form that would also permit the registration of the Registrable Securities (other than Forms S-4 and S-8), Reading Entertainment shall, each such time while Registrable Securities are outstanding, promptly give each Holder written notice of such determination. Upon the written request of each Holder given within 20 days after mailing of any such notice by Reading Entertainment, Reading Entertainment shall, subject to the provisions of Section 2.7, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested be registered; provided however, that Reading Entertainment shall not be required to proceed with such registration if the offering is abandoned in its entirety and no other securities are offered for sale.

          (b) Reading Entertainment shall not be required under this Section 2.3 to include any Registrable Securities in such underwriting unless the Holders accept reasonable and customary terms of the underwriting as agreed upon between Reading Entertainment and the underwriters selected by it.

     2.4  Obligations of Reading Entertainment.  Notwithstanding any other
          ------------------------------------
provision hereof, whenever required under this Article Two to effect the registration of any Registrable Securities, Reading Entertainment shall, as expeditiously as reasonably possible:

          (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, to keep such registration statement effective for up to 90 days.

          (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

          (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

          (d) Use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be necessary for the Holders to dispose of the Registrable Securities, provided that Reading Entertainment shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process or subject itself to taxation in any such states or jurisdictions.

          (e) Enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter, if any, of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

          (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          (g) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Article Two, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Article Two, (i) an opinion, dated such date, of the counsel representing Reading Entertainment for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of Reading Entertainment, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters and to the Holders requesting registration of Registrable Securities.

          (h) Make generally available to its stockholders an earnings statement satisfying the provisions of Section 11(a) of the Act (including by means of satisfying the provisions of Rule 158 under the Act) as soon as reasonably practical covering the 12-month period beginning with the first month of Reading Entertainment's first fiscal quarter commencing after the effective date of the registration statement.

          (i) Whenever any notice is required to be given under this Article Two, such notice may be given personally or by mail. Any notice given to a Holder shall be sufficient if given to the Holder at the last address set forth for such Holder on the stock transfer records of Reading Entertainment. Any notice given by mail shall be deemed to have been given when deposited in the United States mail with postage thereon prepaid.

     2.5  Furnish Information.  The selling Holders shall furnish to
          -------------------
Reading Entertainment such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to effect the registration of the Registrable Securities.

     2.6  Expenses of Registration.  All expenses other than underwriting
          ------------------------
discounts and commission incurred in connection with any registration, filing or qualification pursuant to Sections 2.2 and 2.3, including, without limitation, all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for Reading Entertainment, and the reasonable fees and disbursements of a single counsel for the selling Holders selected by the Holders of a majority of the Registrable Securities then outstanding shall be borne by Reading Entertainment; provided, however, that Reading Entertainment shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses), unless, at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business or prospects of Reading Entertainment from that known to the Holders at the time of their request, in which case the Holders shall not be required to pay any such expenses and shall retain all rights pursuant to Section 2.2.

     2.7  Underwriting Requirements.  In connection with any offering
          -------------------------
involving an underwriting of shares being issued by Reading Entertainment, Reading Entertainment shall not be required under Section 2.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between Reading Entertainment and the underwriters selected by it, and then only in such quantity as will not, in the reasonable opinion of the underwriters, jeopardize the success of the offering by Reading Entertainment. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities to be sold other than by Reading Entertainment that the underwriters reasonably believe compatible with the success of the offering, then Reading Entertainment shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters believe will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders); provided, however, that in no event shall any securities of selling Holders be excluded until all securities of selling employees of, or consultants and advisors to, Reading Entertainment are excluded.

     2.8  Indemnification and Contribution.  In the event any Registrable
          --------------------------------
Securities are included in a registration statement under this Article Two:

          (a) To the extent permitted by law, Reading Entertainment will indemnify and hold harmless each Holder, the officers and directors of each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (i) any untrue statement or alleged untrue statement of a material
 ---------
fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by Reading Entertainment of the Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Act, the Exchange Act or any state securities law; and Reading Entertainment will reimburse each such Holder, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that Reading Entertainment shall not be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon (x) a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, officer, director or controlling person of such Holder or underwriter or (y) any untrue statement or alleged untrue statement made in, or omission or alleged omission from, any preliminary prospectus or final prospectus, if the final prospectus or the final prospectus as amended or supplemented, respectively, which shall have been furnished, to the underwriter or Holder claiming indemnification, prior to the time such underwriter sent written confirmation of or the Holder made such sale to the person alleging such statement, alleged statement, omission or alleged omission, does not contain such statement, alleged statement, omission or alleged omission and a copy of such final prospectus or such prospectus as amended or supplemented, respectively, shall not have been sent or given to such person; and provided, further, that in no case shall Reading Entertainment be liable for amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the written consent of Reading Entertainment, which consent shall not be unreasonably withheld.

          (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless Reading Entertainment, each of its directors, each of its officers who have signed the registration statement and any underwriters, against any losses, claims, damages or liabilities (joint or several) to which Reading Entertainment or any such director, officer, controlling person or underwriter may become subject, under the Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by or on behalf of such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by Reading Entertainment or any such director, officer, controlling person or underwriter in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 2.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided further that, in no event shall any indemnity under this Section 2.8(b) exceed the net proceeds from the offering received by such Holder.

          (c) Promptly after receipt by an indemnified party under this Section
2.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually reasonably satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding.

          (d) In order to provide for just and equitable contribution under the Act in any case in which (i) any indemnified party makes claim for indemnification pursuant to this Section 2.8, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact the express provisions of this Section 2.8 provide for indemnification, or
(ii) contribution under the Act may be required on the part of any indemnified party; then the indemnifying party in lieu of indemnifying such indemnified party hereunder shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnifying parties on the one hand and of the indemnified parties on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the indemnifying parties and of the indemnified parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party, or by the indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The parties further agree that it would not be just and equitable if contribution pursuant to this Section 2.8(d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph.

The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities or actions in respect thereof referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 2.8(d), in no event shall any contribution under this Section 2.8(d) exceed the net proceeds from the offering received by such Holder. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (e) The obligations of Reading Entertainment and Holders under this
Section 2.8 shall survive the completion of any offering of Registrable Securities in a registration statement under this Article Two.

     2.9  Assignment of Registration Rights.  The rights to cause Reading
          ---------------------------------
Entertainment to register Registrable Securities pursuant to this Article Two may be assigned by a Holder to any transferee or assignee of any amount of such securities; provided, in each case that (i) Reading Entertainment is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (ii) such assignment shall be effective only if, immediately following such transfer, the further disposition of such securities by the transferee or assignee is restricted under the Act and
(iii) the transferee or assignee agrees in writing to assume all the obligations of the transferor under this Article Two.

    2.10  Limitations on Subsequent Registration Rights.  From and after
          ---------------------------------------------
the date of this Agreement, Reading Entertainment shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of Reading Entertainment which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 2.2 hereof, unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of its securities will not reduce the amount of the Registrable Securities of the Holders which is included or (b) to make a demand registration which could result in such registration statement being declared effective within 120 days of the effective date of any registration effected pursuant to Section 2.2.

    2.11  Amendment of Registration Rights.  Any provision of this Article
          --------------------------------
Two may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of Reading Entertainment and the holders of a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this Section 2.11 shall be binding upon each Holder of Registrable Securities, each future holder of all such securities and Reading Entertainment.

                                 ARTICLE THREE

                         REPRESENTATIONS AND WARRANTIES

     3.1  Representations and Warranties of Reading Entertainment.  Reading
          -------------------------------------------------------
Entertainment hereby represents and warrants to each of Citadel and CAC as follows:

          (a) The representations and warranties of Reading Entertainment set forth in Section 3 of the Exchange Agreement are hereby incorporated by reference and are true and correct in all respects; and

          (b) The representations and warranties of Reading Entertainment set forth in Section 3 of the Exchange Agreement relating to the Exchange Agreement and the consummation of the transactions contemplated thereby are true and correct in all respects as if made with respect to this Agreement and the consummation of the transactions contemplated hereby, other than, with respect to Section 3.6 of the Exchange Agreement, as required by Article Two hereof and other than any consent, approval, order, authorization, registration, declaration, or filing with a governmental authority which may be required to consummate the transactions contemplated by Article One hereof.

     3.2  Representations and Warranties of Citadel and CAC.  Citadel and
          -------------------------------------------------
CAC hereby jointly and severally represent and warrant to Reading Entertainment as follows:

          (a) The representations and warranties of each of Citadel and CAC set forth in Section 5 of the Exchange Agreement (except Section 5.5) are hereby incorporated by reference and are true and correct in all respects; and

          (b) The representations and warranties of Citadel and CAC set forth in
Section 5 of the Exchange Agreement relating to the Exchange Agreement and the consummation of the transactions contemplated thereby are true and correct in all respects as if made with respect to this Agreement and the consummation of the transactions contemplated hereby, other than, with respect to Sections 5.1 and 5.3 of the Exchange Agreement, representations and warranties relating to or necessary in connection with approval of the stockholders of Citadel, which if required, will be obtained on or prior to the Closing Date.

                                  ARTICLE FOUR

                    READING ENTERTAINMENT CHANGE OF CONTROL

     4.1  Redemption By Reading Entertainment.  In the event of any "Change
          -----------------------------------
in Control" (as defined in Reading Entertainment's Certificate of Designation, Preferences and Rights of the Series A Preferred Stock and Reading Entertainment's Series B Voting Cumulative Convertible Preferred Stock (the "Certificate")), Reading Entertainment shall not be entitled to redeem any
 -----------
Series A Preferred Stock held by Citadel, CAC or any of their respective affiliates pursuant to the first sentence of Section 5.1(a) of the Certificate unless, prior to or simultaneously with such redemption, Craig assumes, pursuant to an assumption agreement in form and substance satisfactory to Citadel in its reasonable discretion, all obligations of Reading Entertainment under Articles One, Two (as it relates to the Exchange Shares) and Five hereunder. Notwithstanding the foregoing, such assumption agreement by Craig shall provide:

     (a) In lieu of Common Stock, Citadel will be entitled to exchange the Citadel Assets (to the extent it would otherwise have been entitled to exchange the Citadel Assets for Common Stock) for Craig's Class A Common Preference Stock, par value $0.01 per share ("Craig Stock"),
                                   -----------
     (b) For purposes of Section 1.3(a)(i), the Common Stock Value shall be determined by multiplying: (i) the average of the Closing Prices of the Craig Stock for the twenty (20) consecutive trading days on which trading of the Craig Stock occurs immediately prior to the date of the event which results in such Change of Control (the "Change of Control Date") by (ii) a fraction, the
                        ----------------------
denominator of which shall be the Closing Price of the Common Stock on the Change of Control Date and the numerator of which shall be the applicable Common Stock Value of the Common Stock under Section 1.3(a)(i). For all other purposes, in determining the "Common Stock Value" with respect to the Craig Stock, Craig and the Craig Stock shall be deemed substituted for Reading Entertainment and the Common Stock.

     (c) Craig shall represent and warrant to Citadel and CAC as to the matters covered by the representations and warranties of Reading Entertainment set forth in Article Three as if made by Craig with respect to such assumption agreements, this Agreement and the consummation of the transactions covered thereby and hereby.

     (d) References to the representations and warranties of Reading Entertainment in Section 1.4(a)(v) shall refer to representations and warranties of Craig as if made by Craig with respect to Craig.

                                  ARTICLE FIVE

                               GENERAL PROVISIONS
     5.1  General Provisions.
          ------------------

          (a) Subject to Section 2.4(i), all notices, requests, demands or other communications required or authorized or contemplated to be given by this Agreement shall be in writing and shall be deemed to have been duly given, made and received when delivered against receipt, upon receipt of a facsimile transmission, when deposited in the United States mails (first class postage prepaid) or when deposited with Federal Express, and addressed as provided in
Section 10.2 of the Exchange Agreement or to such other address and fax number as any of the parties hereto may from time to time designate in writing, prior to the giving of such notice.

          (b) Except as set forth in Article Two, no amendment or waiver of any provision of this Agreement shall in any event be effective, unless the same shall be in writing signed by the parties hereto, and then such amendment, waiver or consent shall be effective only in a specific instance and for the specific purpose for which given.

          (c) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

          (d) Except as set forth in Article Two, this Agreement shall not be assigned by any party without the prior written consent of the other party hereto.

          (e) This Agreement and the documents and agreements referred to herein contain the entire understanding among the parties with respect to the transactions contemplated hereby and supersede all prior and contemporaneous agreements and understandings whether oral or written, relating to the subject matter hereof.

          (f) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, notwithstanding any Delaware or other conflict-of-law provisions to the contrary.

          (g) Each party hereto shall execute and deliver such further agreements and instruments, and take such further actions, as the other party may reasonably request in order to carry out the purpose and intent of this Agreement.

          (h) Except as provided in Section 1.2, should any party institute any arbitration, action, suit or other proceeding arising out of or relating to this Agreement, the prevailing party shall be entitled to receive from the losing party reasonable attorneys' fees and costs incurred in connection therewith.

          (i) Other than as specifically provided herein, each party shall bear its own costs and expenses (including fees and disbursements of legal counsel) incurred in connection with the consummation of the transactions provided for herein.

          (j) No party, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement, and all language in all parts of this Agreement shall be construed in accordance with its fair meaning, and not strictly for or against any party.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective duly authorized officers as of the date first above written.
                         READING ENTERTAINMENT, INC.

                         By: /s/ S. Craig Tompkins
                            ------------------------------------
                         Name: S. Craig Tompkins
                              ----------------------------------
                         Its:  President
                             -----------------------------------

                         CITADEL ACQUISITION CORP., INC.

                         By: /s/ Steve Wesson
                            ------------------------------------
                         Name: Steve Wesson
                              ----------------------------------
                         Its:  President
                             -----------------------------------

                         CITADEL HOLDING CORPORATION

                         By: /s/ Steve Wesson
                            ------------------------------------
                         Name: Steve Wesson
                              ----------------------------------
                         Its:  President
                             -----------------------------------

Acknowledged and agreed, as to the matters set forth in Section 1.1(e)(iv) and Article Four:

CRAIG CORPORATION


By: /s/ S. Craig Tompkins
   -------------------------
Name: S. Craig Tompkins
     -----------------------
Its:  President
    ------------------------